================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22399

                    Oppenheimer Currency Opportunities Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices)  (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                        Date of fiscal year end: May 31

                      Date of reporting period: 8/31/2011

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

                                                                                          Principal
                                                                                            Amount                 Value
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-23.2%
U.S. Treasury Bills:
0.10%, 1/26/12                                                                        $    4,200,000          $   4,199,819
0.20%, 5/3/12                                                                              2,768,000              2,766,918
                                                                                                              -------------
Total U.S. Government Obligations (Cost $6,963,862)                                                               6,966,737
---------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS-73.0%
---------------------------------------------------------------------------------------------------------------------------
AUSTRALIA-0.6%
Australia (Commonwealth of) Treasury Bills, Series 0909, 4.80%, 9/9/11(1)                    155,000  AUD           165,506
---------------------------------------------------------------------------------------------------------------------------
BELGIUM-1.8%
Belgium (Kingdom of) Treasury Bills, 1.212%, 9/15/11(1)                                      371,000  EUR           532,780
---------------------------------------------------------------------------------------------------------------------------
CANADA-18.5%
Canada (Government of) Treasury Bills, 0.861%, 9/29/11(1)                                  5,449,000  CAD         5,560,144
---------------------------------------------------------------------------------------------------------------------------
FRANCE-4.5%
France (Government of) Treasury Bills, 0.684%, 12/15/11(1)                                   940,000  EUR         1,347,351
---------------------------------------------------------------------------------------------------------------------------
GERMANY-4.3%
Germany (Federal Republic of) Treasury Bills:
0.324% 1/25/12(1)                                                                             62,000  EUR            88,592
0.962%, 10/26/11(1)                                                                          838,000  EUR         1,201,400
---------------------------------------------------------------------------------------------------------------------------
ITALY-4.6%
Italy (Republic of) Treasury Bills, 1.435%, 9/30/11(1)                                       966,000  EUR         1,386,599
---------------------------------------------------------------------------------------------------------------------------
JAPAN-12.1%
Japan (Government of) Treasury Bills:
Series 176, 0.113%, 9/9/11(1)                                                            260,000,000  JPY         3,395,548
Series 205, 0.098%, 1/13/12(1)                                                            20,000,000  JPY           261,097
---------------------------------------------------------------------------------------------------------------------------
KOREA, REPUBLIC OF SOUTH-4.1%
Korea (Republic of) Sr. Unsec. Monetary Stabilization Bonds,
Series 1202, 4.12%, 2/2/12                                                             1,306,000,000  KRW         1,227,459
---------------------------------------------------------------------------------------------------------------------------
MEXICO-12.9%
United Mexican States Treasury Bills, Series BI, 4.414%, 11/17/11(1)                      48,410,000  MXN         3,887,309
---------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND-0.1%
New Zealand (Government of) Treasury Bills, 2.76%, 1/11/12(1)                                 49,000  NZD            41,343
---------------------------------------------------------------------------------------------------------------------------
NORWAY-0.2%
Norway (Kingdom of) Treasury Bills, 2.176%, 9/21/11(1)                                       300,000  NOK            55,860
---------------------------------------------------------------------------------------------------------------------------
SWEDEN-0.8%
Sweden (Kingdom of) Treasury Bills, 1.931%, 12/21/11(1)                                    1,590,000  SEK           249,586
---------------------------------------------------------------------------------------------------------------------------
THE NETHERLANDS-4.4%
Netherlands (Kingdom of the) Treasury Bills, 0.628%, 1/31/12(1)                              923,000  EUR         1,322,389
---------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM-4.1%
United Kingdom Treasury Bills, 0.453%, 11/7/11(1)                                            770,000  GBP         1,248,946
                                                                                                              -------------
Total Foreign Government Obligations (Cost $21,646,305)                                                          21,971,909

                                                                                               Shares
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY-8.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%(2,3) (Cost $2,627,588)             2,627,588       $    2,627,588

1 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTM ENTSA Agust 31, 2011 (Unaudited)

                                                                                                 Value
----------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $31,237,755)                                        104.9%  $31,566,234
----------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                  (4.9)   (1,469,141)
                                                                                     ---------------------
Net Assets                                                                            100.0%  $30,097,093
                                                                                     =====================

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:


AUD    Australian Dollar
CAD    Canadian Dollar
EUR    Euro
GBP    British Pound Sterling
JPY    Japanese Yen
KRW    South Korean Won
MXN    Mexican Nuevo Peso
NOK    Norwegian Krone
NZD    New Zealand Dollar
SEK    Swedish Krona

----------
1.   Zero coupon bond reflects effective yield on the date of purchase.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES        GROSS       GROSS        SHARES
                                                       MAY 31, 2011  ADDITIONS   REDUCTIONS   AUGUST 31, 2011
--------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E        2,422,460  18,820,608   18,615,480         2,627,588

                                                                                 VALUE             INCOME
-----------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                            $ 2,627,588  $          1,075

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of August 31, 2011 based on valuation input level:

2 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

                                                                                 LEVEL 3-
                                         LEVEL 1-             LEVEL 2-          SIGNIFICANT
                                        UNADJUSTED       OTHER SIGNIFICANT      UNOBSERVABLE
                                       QUOTED PRICES     OBSERVABLE INPUTS        INPUTS           VALUE
------------------------------------------------------------------------------------------------------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
U.S. Government Obligations            $            -    $        6,966,737     $           -    $ 6,966,737
Foreign Government Obligations                      -            21,971,909                 -     21,971,909
Investment Company                          2,627,588                     -                 -      2,627,588
                                       ---------------------------------------------------------------------
Total Investments, at Value                 2,627,588            28,938,646                 -     31,566,234
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                 -               178,711                 -        178,711
                                       ---------------------------------------------------------------------
Total Assets                           $    2,627,588    $       29,117,357     $           -    $31,744,945
                                       ---------------------------------------------------------------------

LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts    $            -    $         (129,365)    $           -    $  (129,365)
                                       ---------------------------------------------------------------------
Total Liabilities                      $            -    $         (129,365)    $           -    $  (129,365)
                                       ---------------------------------------------------------------------


Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings                Value     Percent
----------------------------------------------------
United States                   $ 9,594,325     30.3%
Canada                            5,560,144     17.6
Mexico                            3,887,309     12.3
Japan                             3,656,645     11.6
Italy                             1,386,599      4.4
France                            1,347,351      4.3
The Netherlands                   1,322,389      4.2
Germany                           1,289,992      4.1
United Kingdom                    1,248,946      4.0
Korea, Republic of South          1,227,458      3.9
Belgium                             532,780      1.7
Sweden                              249,586      0.8
Australia                           165,506      0.5
Norway                               55,860      0.2
New Zealand                          41,343      0.1
                                --------------------
                                $31,566,234    100.0%
                                ====================


3 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF AUGUST 31, 2011 ARE AS FOLLOWS:

COUNTERPARTY/CONTRACT                     CONTRACT AMOUNT        EXPIRATION                     UNREALIZED      UNREALIZED
     DESCRIPTION               BUY/SELL       (000'S)             DATES              VALUE     APPRECIATION    DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------
BANC OF AMERICA:
Canadian Dollar (CAD)           Buy                    195  CAD           11/22/11  $  198,748  $           -  $         504
Canadian Dollar (CAD)           Sell                 1,647  CAD           11/22/11   1,678,660              -         11,470
Indian Rupee (INR)              Buy                 13,788  INR            11/8/11     297,869              -          1,610
Mexican Nuevo Peso (MXN)        Buy                  1,230  MXN           11/22/11      99,011              -            103
Philippines Peso (PHP)          Buy                  2,054  PHP           10/24/11      48,553            371              -
                                                                                                ----------------------------
                                                                                                          371         13,687
----------------------------------------------------------------------------------------------------------------------------
BANK PARIBAS ASIA - FGN
Polish Zloty (PLZ)              Buy                    572  PLZ           11/22/11     197,124              -          1,005
----------------------------------------------------------------------------------------------------------------------------
BARCLAY'S CAPITAL:
Australian Dollar (AUD)         Buy                    186  AUD           11/22/11     196,795              -            544
Australian Dollar (AUD)         Sell                   217  AUD           11/22/11     229,594              -          5,661
Danish Krone (DKK)              Buy                    376  DKK            9/29/11      72,477              -             98
Euro (EUR)                      Buy                  1,140  EUR             9/2/11   1,638,123              -            579
Euro (EUR)                      Sell                   554  EUR           11/22/11     795,033          2,400              -
New Taiwan Dollar (TWD)         Buy                  2,300  TWD            9/29/11      79,316              -          1,016
Russian Ruble (RUR)             Buy                 19,567  RUR   10/24/11-11/7/11     672,953              -         14,721
Russian Ruble (RUR)             Sell                13,143  RUR            11/7/11     451,601          6,599          6,867
South Korean Won (KRW)          Buy                212,700  KRW            11/8/11     198,547              -            723
                                                                                                ----------------------------
                                                                                                        8,999         30,209
----------------------------------------------------------------------------------------------------------------------------
CITIGROUP:
Chilean Peso (CLP)              Buy                231,300  CLP           11/22/11     495,558          9,276              -
Chinese Renminbi (Yuan) (CNY)   Buy                 19,140  CNY            9/29/11   3,001,643         21,860            338
Colombian Peso (COP)            Buy                  5,000  COP            10/7/11       2,805             24              -
Japanese Yen (JPY)              Buy                 96,970  JPY            9/29/11   1,266,714         28,572            195
New Taiwan Dollar (TWD)         Buy                 36,875  TWD            9/29/11   1,271,644              -         12,279
Philippines Peso (PHP)          Sell                 2,054  PHP           10/24/11      48,553             14              -
Russian Ruble (RUR)             Sell                10,941  RUR           10/24/11     376,559         16,154              -
South Korean Won (KRW)          Buy                 99,650  KRW            9/29/11      93,216            856              -
Swedish Krona (SEK)             Buy                    438  SEK            9/29/11      68,955          1,406              -
Swiss Franc (CHF)               Buy                    290  CHF            9/29/11     360,149         10,213          1,482
                                                                                                ----------------------------
                                                                                                       88,375         14,294
----------------------------------------------------------------------------------------------------------------------------
CITIGROUP EM:
Chilean Peso (CLP)              Buy                137,900  CLP           11/22/11     295,449              -            664
Colombian Peso (COP)            Buy                830,200  COP            10/7/11     465,788              -            279
Colombian Peso (COP)            Sell                55,400  COP           11/22/11      30,999              -            238
                                                                                                ----------------------------
                                                                                                            -          1,181
----------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE:
Chilean Peso (CLP)              Buy                244,000  CLP           11/22/11     522,768          6,365              -
Colombian Peso (COP)            Sell               935,900  COP           11/22/11     523,683              -          5,179
Malaysian Ringgit (MYR)         Buy                    593  MYR            11/8/11     197,947              -          1,817
Swedish Krona (SEK)             Buy                  5,260  SEK           11/22/11     825,723              -          8,233
Swiss Franc (CHF)               Buy                    634  CHF           11/22/11     788,770              -         18,980
                                                                                                ----------------------------
                                                                                                        6,365         34,209
----------------------------------------------------------------------------------------------------------------------------

4 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

COUNTERPARTY/CONTRACT                     CONTRACT AMOUNT        EXPIRATION                     UNREALIZED      UNREALIZED
     DESCRIPTION               BUY/SELL       (000'S)             DATES              VALUE     APPRECIATION    DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------
DEUTSCHE BANK CAPITAL CORP.:
British Pound Sterling (GBP)    Sell                   552  GBP           11/22/11     895,216          2,215              -
New Taiwan Dollar (TWD)         Sell                 8,678  TWD            11/8/11     299,503          1,295              -
                                                                                                ----------------------------
                                                                                                        3,510              -
----------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS EM:
Brazilian Real (BRR)            Buy                  4,248  BRR     10/4/11-1/4/12   2,635,519         41,975              -
Brazilian Real (BRR)            Sell                 2,371  BRR            10/4/11   1,480,082              -         19,837
                                                                                                ----------------------------
                                                                                                       41,975         19,837
----------------------------------------------------------------------------------------------------------------------------
GOLDMAN, SACHS & CO.:
Japanese Yen (JPY)              Buy                 48,100  JPY           11/22/11     628,673              -            736
Norwegian Krone (NOK)           Buy                  1,070  NOK           11/22/11     198,503              -            623
Norwegian Krone (NOK)           Sell                 2,460  NOK           11/22/11     456,371              -          7,932
                                                                                                ----------------------------
                                                                                                            -          9,291
----------------------------------------------------------------------------------------------------------------------------
HSBC EM
Brazilian Real (BRR)            Buy                    472  BRR             1/4/12     290,599         11,096              -
----------------------------------------------------------------------------------------------------------------------------
JP MORGAN CHASE:
Chinese Renminbi (Yuan) (CNY)   Sell                 1,908  CNY            11/8/11     299,732            623              -
South Korean Won (KRW)          Buy                299,700  KRW            9/29/11     280,349          2,532            874
                                                                                                ----------------------------
                                                                                                        3,155            874
----------------------------------------------------------------------------------------------------------------------------
JP MORGAN EM:
Colombian Peso (COP)            Sell               835,200  COP            10/7/11     468,593              -            563
South Korean Won (KRW)          Sell               160,100  KRW            9/29/11     149,763          2,063              -
                                                                                                ----------------------------
                                                                                                        2,063            563
----------------------------------------------------------------------------------------------------------------------------
NOMURA SECURITIES:
British Pound Sterling (GBP)    Buy                    138  GBP            9/29/11     223,941            210          1,807
Swiss Franc (CHF)               Sell                    46  CHF           11/22/11      57,229              -            843
                                                                                                ----------------------------
                                                                                                          210          2,650
----------------------------------------------------------------------------------------------------------------------------
STATE STREET:
Australian Dollar (AUD)         Buy                     35  AUD            9/29/11      37,266            711              -
Canadian Dollar (CAD)           Buy                    212  CAD            9/29/11     216,325            813             99
Hong Kong Dollar (HKD)          Buy                  2,590  HKD            9/29/11     332,748            187              -
Mexican Nuevo Peso (MXN)        Buy                  2,043  MXN            9/29/11     165,173          2,042              8
Singapore Dollar (SGD)          Buy                    700  SGD            9/29/11     581,321          8,755            195
South African Rand (ZAR)        Buy                  1,395  ZAR           11/22/11     197,098             84              -
                                                                                                ----------------------------
                                                                                                       12,592            302
----------------------------------------------------------------------------------------------------------------------------
WESTPAC
New Zealand Dollar (NZD)        Buy                    350  NZD           11/22/11     296,353              -          1,263
                                                                                                ----------------------------
Total unrealized appreciation
and depreciation                                                                                $     178,711  $     129,365
                                                                                                ============================

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," observable market inputs other than unadjusted quoted prices are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The

5 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class Eexpenses,

6 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

7 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of August 31, 2011, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $233,833, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $108,491 as of August 31, 2011. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of August 31, 2011 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

     As of August 31, 2011, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $99,973 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of August 31, 2011, the Fund could have been required to pay this amount in cash to its counterparties.

FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert

8 | Oppenheimer Currency Opportunities Fund

Oppenheimer Currency Opportunities Fund

STATEMENT OF INVESTMENTS   August 31, 2011 (Unaudited)

foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended August 31, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $26,584,737 and $16,754,445, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2011 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities    $31,237,755
                                  ============
Gross unrealized appreciation     $   364,468
Gross unrealized depreciation         (36,076)
                                  ------------
Net unrealized appreciation       $   328,392
                                  ============

9 | Oppenheimer Currency Opportunities Fund

ITEM 2. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2011, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Currency Opportunities Fund

By: /s/ William F. Glavin, Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 10/12/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin Jr.
    ----------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 10/12/2011

By: /s/ Brian W. Wixted Jr.
    ----------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 10/12/2011